Exhibit 99.1
2007 Financial Information Third Quarter

Earnings Release	Pages 1-5

Consolidated Financial Highlights	Page 6

Consolidated Balance Sheets	Page 7

Average Consolidated Balance Sheets	Page 8

Average Consolidated Balance Sheets	Page 9
(Fully-tax Equivalent Interest Rates and Interest Differential)

Consolidated Statements of Income and Comprehensive Income	Page 10

Consolidated Statements of Income and Comprehensive Income	Page 11
(Linked Quarters)

Asset Quality Information	Page 12

Noninterest Income and Noninterest Expense Detail	Page 13

Allowance for Loan Losses – Net Charge-off Detail	Page 14
FirstMerit Corporation
III Cascade Plaza
Akron, Ohio 44308
Investor Relations
Thomas P. O’Malley
p.330-384-7109

For Release October 23, 2007, 7:30 a.m. ET
Analysts and Media: Thomas P. O’Malley
(330) 384-7109
FirstMerit Reports Third Quarter 2007 Earnings Per Share of $0.38
AKRON, Ohio, — October 23, 2007 — FirstMerit Corporation (Nasdaq: FMER) today announced third quarter 2007 net income of $30.3 million, or $0.38 per diluted share. This compares with $31.2 million, or $0.39 per diluted share, for the prior-year quarter. Returns on average common equity (“ROE”) and average assets (“ROA”) for the third quarter 2007 were 13.71% and 1.16%, respectively, compared with 13.93% and 1.22% for the prior-year quarter.
For the first nine months of 2007, the Company reported net income of $91.6 million, or $1.14 per diluted share, compared with $88.8 million, or $1.11 per diluted share. ROE and ROA were 14.11% and 1.19%, respectively, compared with 13.45% and 1.18% for the prior-year period.
“Our primary goal is to generate increased returns and build long-term shareholder value at FirstMerit. One of our main objectives in the near-term is to continue the solid momentum that we have established in improving and maintaining asset quality. We believe we will achieve this by executing on our enhanced underwriting and portfolio management procedures,” said Paul G. Greig, Chairman and Chief Executive Officer of FirstMerit.
“I am satisfied with our credit performance this quarter that includes a declining level of nonperforming assets and year-to-date reduction in our net charge-off levels.” Mr. Greig continued, “The Company also is directing efforts toward quality organic growth with prudent and effective balance sheet management. I am pleased with the relative stability in the third quarter net interest margin given today’s interest rate environment along with rising deposit costs associated with renewed consumer preference for higher cost deposit products.”

Net interest margin was 3.61% for the third quarter of 2007 compared with 3.62% for the second quarter of 2007 and 3.68% for the third quarter of 2006. The Company experienced a slight contraction in the net interest margin during the third quarter of 2007, compared with the second quarter of 2007, reflecting rising deposit costs from increased certificate of deposit balances. Overall incremental deposit cost increases were largely offset by increased yields on the investment securities portfolio. During the third quarter the Company earned higher returns from the investment securities portfolio as cash flows from maturing investments were reinvested into similar instruments with higher yields and slightly longer terms. The decrease in net interest margin compared with the third quarter of 2006 reflected both a shift in consumer preference for higher-costing term deposit products as well as increased deposit costs due to the scheduled upward repricing of renewing and new term deposit products.
Net interest income on a fully tax-equivalent (“FTE”) basis was $86.6 million in the third quarter of 2007 compared with $85.6 million in the second quarter of 2007 and $85.9 million in the third quarter of 2006. The increase in FTE net interest income compared with the second quarter of 2007 reflected growth in average earning assets of $27.4 million, or 0.29%, offset partly by net interest margin contraction of one basis point. The increase in FTE net interest income compared with the third quarter of 2006 was driven by a $263.5 million, or 2.85%, increase in average earning assets, offset by seven basis points of net interest margin contraction.
Average loans for the third quarter of 2007 increased $9.0 million, or 0.13%, compared with the second quarter of 2007. Average commercial loans grew $22.8 million, or 0.59%, compared with the second quarter of 2007, offsetting a $10.7 million, or 0.35%, decrease in average consumer loans; comprised of mortgage, installment, home equity, credit card and leases. Compared with the third quarter of 2006, average loans increased $167.2 million, or 2.44%, led by a $193.2 million, or 5.26%, increase in average commercial loans. Average investments for the third quarter of 2007 increased $15.8 million, or 0.65%, compared with the second quarter of 2007. Compared with the third quarter of 2006, average investments increased $95.3 million, or 4.04%. Average investments represent 23.70% of average assets for the third quarter of 2007, compared with 23.64% and 23.28% for the second quarter of 2007 and the third quarter of 2006, respectively.
Average deposits in the third quarter of 2007 were $7.5 billion, a decrease of $35.2 million, or 0.47%, compared with the second quarter of 2007. Growth in certificates and other time deposits of $91.9 million, or 3.02%, was offset by decreases of $127.2 million in core deposit account balances comprised of demand-non-interest bearing, demand-interest bearing and savings and money market accounts; with savings and money market accounts decreasing $69.6 million, or 3.03%, and demand-interest bearing accounts decreasing $49.7 million, or 6.50%.
Customer preference for higher yielding deposit product reduced the concentration of core deposits during the third quarter of 2007 resulting in higher deposit costs. A majority of the increase in deposit costs were offset by increased income earned from the investment portfolio. During the quarter the Company added higher-yielding investment securities to the balance sheet replacing maturing investments with lower yields and supporting the net interest margin against further contraction pressure.
Compared with the third quarter of 2006, average deposits increased $124.1 million, or 1.69%. Average certificates and other time deposits increased $233.9 million, or 8.05%.
Noninterest income net of securities transactions for the third quarter of 2007 was $49.1 million, compared with $48.9 million in the second quarter of 2007, an increase of $0.2 million, or 0.40%. Compared with the third quarter of 2006, noninterest income decreased $0.2 million, or 0.44%. Noninterest income, net of securities gains, as a percentage of net revenue for the third quarter of 2007 was 36.20% compared with 36.37% for the second quarter of 2007 and 36.50% for the third quarter of 2006. Net revenue is defined as net interest income, on a FTE basis, plus other income, less gains from securities sales.
For the third quarter of 2007, noninterest expense was $84.0 million, an increase of $2.7 million, or 3.26%, from the second quarter of 2007 and an increase of $7.0 million, or 9.15%, from the third quarter of 2006. The increase primarily resulted from a $4.1 million operating loss related to a customer check-kiting fraud. FirstMerit is cooperating with authorities conducting a criminal investigation and intends to pursue appropriate legal recourse. Going forward the Company expects its normalized run rate of expenses to resume at levels more in line with the first and second quarters of 2007.
Net charge-offs totaled $7.9 million, or 0.45% of average portfolio loans, in the third quarter of 2007, $7.6 million, or 0.43% of average portfolio loans, in the second quarter of 2007 and $11.6 million, or 0.67% of average portfolio loans, in the third quarter of 2006.
Nonperforming assets totaled $34.2 million at September 30, 2007, compared with $37.0 million on June 30, 2007 and $72.5 million on September 30, 2006. Nonperforming assets at September 30, 2007 represented 0.49% of period-end loans plus other real estate, compared with 0.52% at June 30, 2007 and 1.05% at September 30, 2006.
The provision for loan losses was $7.3 million in the third quarter of 2007, compared with $10.0 million in the second quarter of 2007 and $12.6 million in the third quarter of 2006.
The allowance for loan losses totaled $93.8 million at September 30, 2007, an increase of $5.1 million from September 30, 2006. At September 30, 2007, the allowance for loan losses was 1.34% of period-end loans compared with 1.28% at September 30, 2006. The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments. For comparative purposes the allowance for credit losses as a percentage of period end loans was 1.44% at September 30, 2007, compared with 1.37% at September 30, 2006. The allowance for credit losses to nonperforming loans was 339.04% at September 30, 2007 compared with 153.94% on September 30, 2006.
FirstMerit’s total assets at September 30, 2007 were $10.4 billion, an increase of $155.1 million, or 1.51%, compared with December 31, 2006 and an increase of $189.8 million,

or 1.86%, compared with September 30, 2006. The increase from December 31, 2006, was driven by commercial loan growth of $193.9 million, or 5.25%, offset by a $45.5 million, or 47.79% reduction in loans held for sale. The increase in total assets compared with September 30, 2006, was driven by commercial loan growth of $154.3 million, or 4.13%, and growth in the investment securities portfolio of $126.9 million, or 5.35%, offsetting a $46.7 million, or 6.25%, decrease in home equity loans and a $33.4 million, or 5.44%, decrease in mortgage loans.
Total deposits were $7.4 billion at September 30, 2007, a decrease of $90.6 million, or 1.21%, from December 31, 2006, and an increase of $18.7 million, or 0.25%, from September 30, 2006. Core deposits, which exclude all time deposits, totaled $4.3 billion at September 30, 2007, a decrease of $198.8 million, or 4.40%, from December 31, 2006 and a decrease of $96.4 million, or 2.18%, from September 30, 2006.
Shareholders’ equity was $884.9 million at September 30, 2007 and the Company’s capital position remains strong as tangible equity to assets was 7.24%. The common dividend per share paid in the third quarter 2007 was $0.29.

Third Quarter 2007 Conference Call
FirstMerit’s senior management will host an earnings conference call this afternoon at 2:00 p.m. Eastern time to provide an overview of third quarter results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 9353039. A replay of the conference call will be available at approximately 4:30 p.m., on October 23, 2007 through October 30, 2007, by dialing (877) 519-4471, and entering the PIN: 9353039.
About FirstMerit: FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $10.4 billion as of September 30, 2007 and 160 banking offices and 176 ATMs in 25 Ohio and Western Pennsylvania counties. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., and FirstMerit Community Development Corporation.
Forward — Looking Statement
This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Company, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Company’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Consolidated Financial Highlights
(Unaudited)
(Dollars in thousands)

	Quarters
	2007	2007	2007	2006	2006
EARNINGS	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

Net interest income FTE (a)	$86,582	$85,593	$83,218	$84,502	$85,850
Provision for loan losses	7,324	9,967	4,210	44,235	12,612
Other income	49,124	48,930	48,876	48,332	49,341
Other expenses	84,030	81,375	81,526	83,987	76,983
FTE adjustment (a)	1,428	1,368	1,212	919	763
Net income	30,262	29,885	31,421	6,117	31,204
Diluted EPS	0.38	0.37	0.39	0.07	0.39

PERFORMANCE RATIOS
Return on average assets (ROA)	1.16%	1.16%	1.24%	0.24%	1.22%
Return on average common equity (ROE)	13.71%	13.75%	14.91%	2.66%	13.93%
Net interest margin FTE (a)	3.61%	3.62%	3.58%	3.58%	3.68%
Efficiency ratio	61.76%	60.33%	61.55%	63.06%	56.78%
Number of full-time equivalent employees	2,704	2,725	2,751	2,755	2,769

MARKET DATA
Book value/common share	$11.00	$10.71	$10.78	$10.56	$11.28
Period-end common share mkt value	19.76	20.93	21.11	24.14	23.17
Market as a % of book	180%	195%	196%	229%	205%
Cash dividends/common share	$0.29	$0.29	$0.29	$0.29	$0.29
Common stock dividend payout ratio	76.32%	78.38%	74.36%	414.29%	74.36%
Average basic common shares	80,467	80,426	80,113	80,091	80,066
Average diluted common shares	80,561	80,570	80,298	80,316	80,262
Period end common shares	80,467	80,477	80,112	80,101	80,072
Common shares repurchased	22,473	36,159	27,011	15,876	0
Common stock market capitalization	$1,590,028	$1,684,384	$1,691,164	$1,933,638	$1,855,268

ASSET QUALITY
Gross charge-offs	$12,347	$10,609	$9,424	$22,323	$15,453
Net charge-offs	7,945	7,580	3,507	18,559	11,584
Allowance for loan losses	93,811	94,432	92,045	91,342	88,755
Reserve for unfunded lending commitments	7,409	6,553	6,746	6,294	6,307
Nonperforming assets (NPAs)	34,199	37,038	32,664	64,177	72,464
Net charge-offs/average loans ratio	0.45%	0.43%	0.21%	1.06%	0.67%
Net charge-offs and allowance related to loans held for sale/average loans ratio	0.45%	0.43%	0.21%	1.40%	0.67%
Allowance for loan losses/period-end loans	1.34%	1.34%	1.32%	1.33%	1.28%
Allowance for credit losses/period-end loans	1.44%	1.43%	1.42%	1.42%	1.37%
NPAs/loans and other real estate	0.49%	0.52%	0.47%	0.93%	1.05%
Allowance for loan losses/nonperforming loans	314.22%	295.08%	331.93%	168.03%	143.73%
Allowance for credit losses/nonperforming loans	339.04%	315.56%	356.26%	179.60%	153.94%

CAPITAL & LIQUIDITY
Period-end tangible equity to assets	7.24%	7.00%	7.07%	6.96%	7.55%
Average equity to assets	8.45%	8.45%	8.32%	8.91%	8.77%
Average equity to loans	12.49%	12.45%	12.35%	13.17%	12.99%
Average loans to deposits	93.74%	93.18%	92.47%	92.97%	93.05%

AVERAGE BALANCES
Assets	$10,360,739	$10,319,454	$10,276,241	$10,227,154	$10,138,856
Deposits	7,479,960	7,515,205	7,481,969	7,440,331	7,355,877
Loans	7,011,776	7,002,750	6,918,636	6,917,572	6,844,593
Earning assets	9,513,230	9,485,819	9,437,418	9,374,223	9,249,769
Shareholders’ equity	875,720	871,554	854,713	911,348	888,841

ENDING BALANCES
Assets	$10,407,765	$10,429,099	$10,347,121	$10,252,572	$10,217,968
Deposits	7,408,296	7,474,466	7,701,202	7,498,921	7,389,633
Loans	7,014,389	7,052,390	6,951,631	6,878,873	6,917,347
Goodwill	139,245	139,245	139,245	139,245	139,245
Intangible assets	2,200	2,422	2,644	2,865	3,088
Earning assets	9,563,541	9,545,752	9,447,346	9,382,033	9,344,841
Total shareholders’ equity	884,877	862,265	863,641	846,111	903,383

NOTES:

(a)	- Net interest income on a fully tax-equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited, except December 31, 2006, which is derived from the audited financial statements)

	September 30,	December 31,	September 30,
	2007	2006	2006
ASSETS
Cash and due from banks	$193,721	$200,204	$196,116
Investment securities (at fair value) and federal funds sold	2,499,406	2,407,888	2,372,484
Loans held for sale	49,746	95,272	55,010
Loans:
Commercial loans	3,887,985	3,694,121	3,733,734
Mortgage loans	579,954	608,008	613,332
Installment loans	1,633,231	1,619,747	1,622,355
Home equity loans	701,565	731,473	748,307
Credit card loans	142,986	147,553	140,143
Leases	68,668	77,971	59,476

Total loans	7,014,389	6,878,873	6,917,347
Less allowance for loan losses	(93,811)	(91,342)	(88,755)

Net loans	6,920,578	6,787,531	6,828,592
Premises and equipment, net	116,552	122,954	121,008
Goodwill	139,245	139,245	139,245
Intangible assets	2,200	2,865	3,088
Accrued interest receivable and other assets	486,317	496,613	502,425

Total assets	$10,407,765	$10,252,572	$10,217,968

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$1,413,167	$1,455,097	$1,419,002
Demand — interest bearing	703,045	799,571	784,226
Savings and money market accounts	2,207,356	2,267,686	2,216,732
Certificates and other time deposits	3,084,728	2,976,567	2,969,673

Total deposits	7,408,296	7,498,921	7,389,633

Securities sold under agreements to repurchase	1,531,215	1,261,821	1,269,040
Wholesale borrowings	403,438	464,227	509,129
Accrued taxes, expenses, and other liabilities	179,939	181,492	146,783

Total liabilities	9,522,888	9,406,461	9,314,585

Commitments and contingencies
Shareholders’ equity:
Preferred stock, without par value:
authorized and unissued 7,000,000 shares	—	—	—
Preferred stock, Series A, without par value:
designated 800,000 shares; none outstanding	—	—	—
Convertible preferred stock, Series B, without par value:
designated 220,000 shares; none outstanding	—	—	—
Common stock, without par value:
authorized 300,000,000 shares; issued 92,026,350 at September 30, 2007, December 31, 2006 and September 30, 2006	127,937	127,937	127,937
Capital surplus	99,727	106,916	106,182
Accumulated other comprehensive loss	(66,352)	(79,508)	(38,143)
Retained earnings	1,019,656	998,079	1,015,249
Treasury stock, at cost, 11,559,284, 11,925,803 and 11,954,829 shares at September 30, 2007, December 31, 2006 and September 30, 2006, respectively	(296,091)	(307,313)	(307,842)

Total shareholders’ equity	884,877	846,111	903,383

Total liabilities and shareholders’ equity	$10,407,765	$10,252,572	$10,217,968

FIRSTMERIT CORPORATION AND SUBSIDIARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

	Quarterly Periods
	September 30,	June 30,	March 31,	December 31,	September 30,
	2007	2007	2007	2006	2006
ASSETS
Cash and due from banks	$180,426	$177,524	$179,566	$175,735	$185,628
Investment securities/fed funds sold	2,455,777	2,440,015	2,429,539	2,410,879	2,360,494
Loans held for sale	45,677	43,054	89,243	45,772	44,682
Loans:
Commercial loans	3,868,235	3,845,395	3,749,067	3,730,110	3,674,988
Mortgage loans	586,911	596,758	607,602	614,204	619,542
Installment loans	1,640,380	1,636,669	1,622,324	1,625,962	1,592,917
Home equity loans	704,499	711,113	717,806	738,630	755,044
Credit card loans	143,312	141,294	143,853	144,351	139,117
Leases	68,439	71,521	77,984	64,315	62,985

Total loans	7,011,776	7,002,750	6,918,636	6,917,572	6,844,593
Less allowance for loan losses	94,393	92,298	91,256	88,175	87,127

Net loans	6,917,383	6,910,452	6,827,380	6,829,397	6,757,466

Total earning assets	9,513,230	9,485,819	9,437,418	9,374,223	9,249,769

Premises and equipment, net	117,970	119,818	121,988	121,956	120,088
Accrued interest receivable and other assets	643,506	628,591	628,525	643,415	670,498

TOTAL ASSETS	$10,360,739	$10,319,454	$10,276,241	$10,227,154	$10,138,856

LIABILITIES
Deposits:
Demand — non-interest bearing	$1,400,848	$1,408,827	$1,389,455	$1,413,682	$1,407,653
Demand — interest bearing	714,216	763,907	756,678	767,430	794,886
Savings and money market accounts	2,224,048	2,293,567	2,284,549	2,267,268	2,246,386
Certificates and other time deposits	3,140,848	3,048,904	3,051,287	2,991,951	2,906,952

Total deposits	7,479,960	7,515,205	7,481,969	7,440,331	7,355,877

Securities sold under agreements to repurchase	1,555,235	1,458,982	1,352,961	1,269,873	1,357,746
Wholesale borrowings	256,356	280,914	399,638	446,950	367,640

Total funds	9,291,551	9,255,101	9,234,568	9,157,154	9,081,263
Accrued taxes, expenses and other liabilities	193,468	192,799	186,960	158,652	168,752

Total liabilities	9,485,019	9,447,900	9,421,528	9,315,806	9,250,015

SHAREHOLDERS’ EQUITY
Preferred stock	—	—	—	—	—
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	100,511	102,355	107,178	106,339	105,587
Accumulated other comprehensive (loss) income	(77,215)	(72,170)	(76,926)	(36,045)	(52,601)
Retained earnings	1,020,979	1,012,675	1,003,605	1,020,518	1,015,749
Treasury stock	(296,492)	(299,243)	(307,081)	(307,401)	(307,831)

Total shareholders’ equity	875,720	871,554	854,713	911,348	888,841

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,360,739	$10,319,454	$10,276,241	$10,227,154	$10,138,856

AVERAGE CONSOLIDATED BALANCE SHEETS (Unaudited)
Fully-tax Equivalent Interest Rates and Interest Differential
FIRSTMERIT CORPORATION AND SUBSIDIARIES

	Three months ended			Year ended			Three months ended
	September 30, 2007			December 31, 2006			September 30, 2006
	Average		Average	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS
Cash and due from banks	$180,426			$186,029			$185,628
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	1,949,851	22,011	4.48%	2,050,736	81,207	3.96%	1,993,447	20,012	3.98%
Obligations of states and political subdivisions (tax exempt)	265,608	4,079	6.09%	114,548	7,390	6.45%	114,805	1,925	6.65%
Other securities and federal funds sold	240,318	4,078	6.73%	250,221	15,264	6.10%	252,242	3,924	6.17%

Total investment securities and federal funds sold	2,455,777	30,168	4.87%	2,415,505	103,861	4.30%	2,360,494	25,861	4.35%
Loans held for sale	45,677	789	6.85%	47,449	3,153	6.65%	44,682	812	7.21%
Loans	7,011,776	133,102	7.53%	6,798,338	499,746	7.35%	6,844,593	129,111	7.48%

Total earning assets	9,513,230	164,059	6.84%	9,261,292	606,760	6.55%	9,249,769	155,784	6.68%
Allowance for loan losses	(94,393)			(88,020)			(87,127)
Other assets	761,476			770,714			790,586

Total assets	$10,360,739			$10,130,015			$10,138,856

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$1,400,848	—	—	$1,434,539	—	—	$1,407,653	—	—
Demand — interest bearing	714,216	1,677	0.93%	818,735	9,217	1.13%	794,886	2,241	1.12%
Savings and money market accounts	2,224,048	13,501	2.41%	2,271,654	50,083	2.20%	2,246,386	13,188	2.33%
Certificates and other time deposits	3,140,848	38,464	4.86%	2,859,218	123,877	4.33%	2,906,952	32,881	4.49%

Total deposits	7,479,960	53,642	2.85%	7,384,146	183,177	2.48%	7,355,877	48,310	2.61%

Securities sold under agreements to repurchase	1,555,235	19,514	4.98%	1,283,951	56,151	4.37%	1,357,746	15,878	4.64%
Wholesale borrowings	256,356	4,321	6.69%	404,723	24,140	5.96%	367,640	5,746	6.20%

Total interest bearing liabilities	7,890,703	77,477	3.90%	7,638,281	263,468	3.45%	7,673,610	69,934	3.62%
Other liabilities	193,468			167,266			168,752

Shareholders’ equity	875,720			889,929			888,841

Total liabilities and shareholders’ equity	$10,360,739			$10,130,015			$10,138,856

Net yield on earning assets	$9,513,230	86,582	3.61%	$9,261,292	343,292	3.71%	$9,249,769	85,850	3.68%

Interest rate spread			2.94%			3.10%			3.06%

Note:	Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis. Nonaccrual loans have been included in the average balances.

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(Unaudited)
(In thousands except per share data)

	Quarters ended		Nine months ended
	September 30,		September 30,
	2007	2006	2007	2006
Interest income:
Interest and fees on loans, including held for sale	$133,860	$129,890	$396,025	$371,080
Interest and dividends on investment securities and federal funds sold	28,771	25,131	83,000	75,283

Total interest income	162,631	155,021	479,025	446,363

Interest expense:
Interest on deposits:
Demand — interest bearing	1,677	2,241	5,472	7,186
Savings and money market accounts	13,501	13,188	41,499	36,015
Certificates and other time deposits	38,464	32,881	111,269	88,308
Interest on securities sold under agreements to repurchase	19,514	15,878	54,304	40,758
Interest on wholesale borrowings	4,321	5,746	15,096	17,306

Total interest expense	77,477	69,934	227,640	189,573

Net interest income	85,154	85,087	251,385	256,790
Provision for loan losses	7,324	12,612	21,501	31,877

Net interest income after provision for loan losses	77,830	72,475	229,884	224,913

Other income:
Trust department income	5,657	5,721	17,349	16,859
Service charges on deposits	17,003	19,250	50,307	53,326
Credit card fees	11,679	11,251	34,490	33,400
ATM and other service fees	3,306	3,301	9,566	9,682
Bank owned life insurance income	3,735	3,042	10,193	11,338
Investment services and insurance	3,007	2,631	8,120	7,809
Investment securities gains, net	—	2	1	22
Loan sales and servicing income	1,411	1,731	8,760	6,009
Other operating income	3,326	2,412	8,144	8,371

Total other income	49,124	49,341	146,930	146,816

Other expenses:
Salaries, wages, pension and employee benefits	41,332	43,248	127,370	133,000
Net occupancy expense	6,188	6,002	19,395	18,671
Equipment expense	2,958	3,097	8,893	8,969
Stationery, supplies and postage	2,463	2,423	7,048	7,279
Bankcard, loan processing and other costs	7,222	7,459	22,299	20,703
Professional services	2,923	5,470	12,277	11,971
Amortization of intangibles	222	222	667	667
Other operating expense	20,722	9,062	48,982	42,840

Total other expenses	84,030	76,983	246,931	244,100

Income before federal income tax expense	42,924	44,833	129,883	127,629
Federal income tax expense	12,662	13,629	38,315	38,800

Net income	$30,262	$31,204	$91,568	$88,829

Other comprehensive income (loss), net of taxes
Unrealized securities’ holding gain (loss), net of taxes	$16,383	$23,868	$11,445	$5,468
Unrealized hedging gain (loss), net of taxes	(1,537)	3	(909)	(747)
Minimum pension liability adjustment, net of taxes	875	—	2,621	—
Less: reclassification adjustment for securities’ gains losses realized in net income, net of taxes	—	1	1	14

Total other comprehensive income (loss), net of taxes	15,721	23,870	13,156	4,707

Comprehensive income	$45,983	$55,074	$104,724	$93,536

Net income applicable to common shares	$30,262	$31,204	$91,568	$88,829

Net income used in diluted EPS calculation	$30,266	$31,209	$91,580	$88,844

Weighted average number of common shares outstanding — basic	80,467	80,066	80,337	80,140

Weighted average number of common shares outstanding — diluted	80,561	80,262	80,483	80,365

Basic earnings per share	$0.38	$0.39	$1.14	$1.11

Diluted earnings per share	$0.38	$0.39	$1.14	$1.11

Dividend per share	$0.29	$0.29	$0.87	$0.85

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME—LINKED QUARTERS
(Unaudited)
(Dollars in thousands, except share data)

	Quarterly Results
	2007	2007	2007	2006	2006
	3rd Q	2nd Q	1st Q	4th Q	3rd Q
Interest and fees on loans, including held for sale	$133,860	$132,076	$130,089	$131,683	$129,890
Interest and dividends — securities and federal funds sold	28,771	27,383	26,846	25,795	25,131

Total interest income	162,631	159,459	156,935	157,478	155,021

Interest on deposits:
Demand — interest bearing	1,677	1,876	1,919	2,031	2,241
Savings and money market accounts	13,501	13,992	14,006	14,068	13,188
Certificates and other time deposits	38,464	36,725	36,080	35,569	32,881
Securities sold under agreements to repurchase	19,514	18,005	16,785	15,393	15,878
Wholesale borrowings	4,321	4,636	6,139	6,834	5,746

Total interest expense	77,477	75,234	74,929	73,895	69,934

Net interest income	85,154	84,225	82,006	83,583	85,087
Provision for loan losses	7,324	9,967	4,210	44,235	12,612

Net interest income after provision for loan losses	77,830	74,258	77,796	39,348	72,475

Other income:
Trust department income	5,657	6,096	5,596	5,794	5,721
Service charges on deposits	17,003	17,055	16,249	18,198	19,250
Credit card fees	11,679	11,712	11,099	11,325	11,251
ATM and other service fees	3,306	3,189	3,071	3,135	3,301
Bank owned life insurance income	3,735	3,290	3,168	3,001	3,042
Investment services and insurance	3,007	2,660	2,453	2,011	2,631
Investment securities gains (losses), net	—	1	—	—	2
Loan sales and servicing income	1,411	1,911	5,438	1,504	1,731
Other operating income	3,326	3,016	1,802	3,364	2,412

Total other income	49,124	48,930	48,876	48,332	49,341

Other expenses:
Salaries, wages, pension and employee benefits	41,332	43,538	42,500	43,700	43,248
Net occupancy expense	6,188	6,521	6,686	6,143	6,002
Equipment expense	2,958	2,851	3,084	3,030	3,097
Stationery, supplies and postage	2,463	2,252	2,333	2,633	2,423
Bankcard, loan processing and other costs	7,222	7,607	7,470	7,508	7,459
Professional services	2,923	4,525	4,829	5,000	5,470
Amortization of intangibles	222	222	223	222	222
Other operating expense	20,722	13,859	14,401	15,751	9,062

Total other expenses	84,030	81,375	81,526	83,987	76,983

Income before income tax expense	42,924	41,813	45,146	3,693	44,833
Federal income taxes	12,662	11,928	13,725	(2,424)	13,629

Net income	$30,262	$29,885	$31,421	$6,117	$31,204

Other comprehensive income (loss), net of taxes	15,721	(10,745)	8,180	(41,365)	23,870

Comprehensive income	$45,983	$19,140	$39,601	$(35,248)	$55,074

Net income applicable to common shares	30,262	29,885	31,421	6,117	31,204

Adjusted net income used in diluted EPS calculation	30,266	29,889	31,425	6,121	31,209

Weighted — average common shares — basic	80,467	80,426	80,113	80,091	80,066

Weighted — average common shares — diluted	80,561	80,570	80,298	80,316	80,262

Basic net income per share	$0.38	$0.37	$0.39	$0.07	$0.39

Diluted net income per share	$0.38	$0.37	$0.39	$0.07	$0.39

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ASSET QUALITY INFORMATION
(Unaudited, except December 31, 2006 annual period which is derived from the audited financial statements)
(Dollars in thousands, except ratios)

	Quarterly Periods					Annual Period
	Sept 30	June 30	Mar 31	Dec 31	Sep 30	Dec 31
Allowance for Credit Losses	2007	2007	2007	2006	2006	2006
Allowance for loan losses, beginning of period	$94,432	$92,045	$91,342	$88,755	$87,727	$90,661
Allowance related to loans held for sale	—	—	—	(23,089)	—	(23,089)
Provision for loan losses	7,324	9,967	4,210	44,235	12,612	76,112
Charge — offs	12,347	10,609	9,424	22,323	15,453	70,728
Recoveries	4,402	3,029	5,917	3,764	3,869	18,386

Net charge — offs	7,945	7,580	3,507	18,559	11,584	52,342

Allowance for loan losses, end of period	$93,811	$94,432	$92,045	$91,342	$88,755	$91,342

Reserve for unfunded lending commitments, beginning of period	$6,553	$6,746	$6,294	$6,307	$5,716	$6,072
Provision for credit losses	856	(193)	452	(13)	591	222

Reserve for unfunded lending commitments, end of period	$7,409	$6,553	$6,746	$6,294	$6,307	$6,294

Allowance for Credit Losses	$101,220	$100,985	$98,791	$97,636	$95,062	$97,636

Ratios

Provision for loan losses as a % of average loans	0.41%	0.57%	0.25%	2.54%	0.73%	1.12%
Provision for credit losses as a % of average loans	0.05%	-0.01%	0.03%	0.00%	0.03%	0.00%
Net charge — offs as a % of average loans	0.45%	0.43%	0.21%	1.06%	0.67%	0.77%
Net charge — offs and allowance related to loans held for sale as a % of average loans	0.45%	0.43%	0.21%	1.40%	0.67%	1.11%
Allowance for loan losses as a % of period — end loans	1.34%	1.34%	1.32%	1.33%	1.28%	1.33%
Allowance for credit losses as a % of period — end loans	1.44%	1.43%	1.42%	1.42%	1.37%	1.42%
Allowance for loan losses as a % of nonperforming loans	314.22%	295.08%	331.93%	168.03%	143.73%	168.03%
Allowance for credit losses as a % of nonperforming loans	339.04%	315.56%	356.26%	179.60%	153.94%	179.60%

Asset Quality

Impaired loans:
Nonaccrual	$20,165	$20,877	$17,049	$45,045	$52,621	$45,045
Other nonperforming loans:
Nonaccrual	9,690	11,125	10,681	9,317	9,132	9,317

Total nonperforming loans	29,855	32,002	27,730	54,362	61,753	54,362

Other real estate (“ORE”)	4,344	5,036	4,934	9,815	10,711	9,815

Total nonperforming assets (“NPAs”)	$34,199	$37,038	$32,664	$64,177	$72,464	$64,177

NPAs as % of period — end loans + ORE	0.49%	0.52%	0.47%	0.93%	1.05%	0.93%

Past due 90 days or more & accruing interest	$13,107	$10,536	$15,209	$16,860	$15,311	$16,860

FIRSTMERIT CORPORATION
NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL
(Unaudited)
(Dollars in thousands)

	2007	2007	2007	2006	2006
QUARTERLY OTHER INCOME DETAIL	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

Trust department income	$5,657	$6,096	$5,596	$5,794	$5,721
Service charges on deposits	17,003	17,055	16,249	18,198	19,250
Credit card fees	11,679	11,712	11,099	11,325	11,251
ATM and other service fees	3,306	3,189	3,071	3,135	3,301
Bank owned life insurance income	3,735	3,290	3,168	3,001	3,042
Investment services and insurance	3,007	2,660	2,453	2,011	2,631
Investment securities gains (losses), net	—	1	—	—	2
Loan sales and servicing income	1,411	1,911	5,438	1,504	1,731
Other operating income	3,326	3,016	1,802	3,364	2,412

Total Other Income	$49,124	$48,930	$48,876	$48,332	$49,341

	2007	2007	2007	2006	2006
QUARTERLY OTHER EXPENSES DETAIL	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

Salaries, wages, pension and employee benefits	$41,332	$43,538	$42,500	$43,700	$43,248
Net occupancy expense	6,188	6,521	6,686	6,143	6,002
Equipment expense	2,958	2,851	3,084	3,030	3,097
Taxes, other than federal income taxes	1,984	1,655	1,662	1,753	(7,703)
Stationery, supplies and postage	2,463	2,252	2,333	2,633	2,423
Bankcard, loan processing and other costs	7,222	7,607	7,470	7,508	7,459
Advertising	3,332	1,260	1,420	798	1,152
Professional services	2,923	4,525	4,829	5,000	5,470
Telephone	1,142	1,094	1,120	1,362	1,138
Amortization of intangibles	222	222	223	222	222
Other operating expense	14,264	9,850	10,199	11,838	14,475

Total Other Expenses	$84,030	$81,375	$81,526	$83,987	$76,983

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ALLOWANCE FOR LOAN LOSSES — Net Charge-off Detail
(Unaudited)
(Dollars in thousands)

	Quarters ended		Nine months ended
	September 30,		September 30,
	2007	2006	2007	2006
Allowance for loan losses — beginning of period	$94,432	$87,727	$91,342	$90,661
Loans charged off:
Commercial	3,227	6,731	4,887	22,883
Mortgage	1,510	459	4,068	1,157
Installment	4,531	4,832	13,598	15,386
Home equity	1,095	1,112	3,393	2,878
Credit cards	1,969	2,315	6,393	6,040
Leases	15	4	41	61

Total	12,347	15,453	32,380	48,405

Recoveries:
Commercial	1,105	566	3,994	2,948
Mortgage	—	9	8	95
Installment	2,110	2,219	6,316	8,330
Home equity	519	333	1,083	1,018
Credit cards	504	585	1,452	1,619
Manufactured housing	82	102	252	372
Leases	82	55	243	240

Total	4,402	3,869	13,348	14,622

Net charge-offs	7,945	11,584	19,032	33,783
Provision for loan losses	7,324	12,612	21,501	31,877
Allowance related to loans held for sale	—	—	—	—

Allowance for loan losses — end of period	$93,811	$88,755	$93,811	$88,755

Average loans outstanding	$7,011,776	$6,844,593	$6,978,178	$6,758,157

Ratio to average loans:
(Annualized) net charge-offs	0.45%	0.67%	0.36%	0.67%

(Annualized) net charge-offs and allowance related to loans held for sale	0.45%	0.67%	0.36%	0.67%

Provision for loan losses	0.41%	0.73%	0.41%	0.63%

Loans outstanding — period-end	$7,014,389	$6,917,347	$7,014,389	$6,917,347

Allowance for credit losses:	101,220	95,062	101,220	95,062

As a multiple of (annualized) net charge-offs	3.21	2.07	3.98	2.10

As a multiple of (annualized) net charge-offs and allowance related to loans held for sale	3.21	2.07	3.98	2.10

Allowance for loan losses:
As a percent of period-end loans outstanding	1.34%	1.28%	1.34%	1.28%

As a multiple of (annualized) net charge-offs	2.98	1.93	3.69	1.97

As a multiple of (annualized) net charge-offs and allowance related to loans held for sale	2.98	1.93	3.69	1.97